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     As filed with the Securities and Exchange Commission on October 2, 1997

                                                       Registration No._________

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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                   RENEX CORP.
             (Exact name of registrant as specified in its charter)

                Florida                                  65-0422087
(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)

            2100 Ponce de Leon Boulevard, Coral Gables, FL             33134
               (Address of principal executive offices)              (zip code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered:         Name of each exchange on which
                                                 each class is to be registered:

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         If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

         If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]

Securities to be registered pursuant to Section 12(g) of the Act:


                         COMMON STOCK, $.001 PAR VALUE
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                                (Title of class)


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                                (Title of class)


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Securities--Common Stock," found in the Prospectus included in the Registrant's Form S-1 Registration Statement, No. 333-32611 (the "Registration Statement"), originally filed with the Securities and Exchange Commission (the "Commission") on August 1, 1997, and as amended, and is incorporated herein by reference.

ITEM 2.  EXHIBITS.

          EXHIBIT
          NUMBER      DESCRIPTION
          -------     -----------

            3.1       Articles of Incorporation of the Registrant.(1)
            3.2       Bylaws of the Registrant.(1)
            4.1       Specimen certificate of Common Stock.(2)


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(1) Filed as an exhibit to the Registrants' Registration Statement SEC File
    No. 333-32611 filed with the Securities and Exchange Commission on August 1, 1997 and incorporated herein by reference.

(2) Filed as an exhibit to Amendment No. 1 to the Registrants' Registration Statement, SEC File No. 333-32611 filed with the Securities and Exchange Commission on September 9, 1997.




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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       RENEX CORP.



Date: October 2, 1997                  By:         /s/ JAMES P. SHEA
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                                                      JAMES P. SHEA
                                          President and Chief Executive Officer




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